INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of this 1st day of August, 2000, between VANGUARD EXPLORER FUND, a Delaware business trust (the "Fund"), and WELLINGTON MANAGEMENT COMPANY, a Massachusetts limited liability partnership (the "Adviser").

     WHEREAS, the Fund is an open-end, diversified management investment company registered under the 1940 Act, as amended; and

     WHEREAS, the Fund desires to retain Adviser to render investment advisory services to certain assets of the Fund which the Board of Trustees of the Fund determines to assign to Adviser (referred to in this Agreement as the "WMC Portfolio"), and Adviser is willing to render such services;

     NOW, THEREFORE, this Agreement


                               W I T N E S S E T H

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. APPOINTMENT OF ADVISER. The Fund hereby employs Adviser as investment adviser, on the terms and conditions set forth herein, for the assets of the WMC Portfolio. The Board of Trustees may, from time to time, make additions to, and withdrawals from, the assets of the Fund assigned to Adviser. Adviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Fund employs Adviser to manage the investment and reinvestment of the assets of the WMC Portfolio, to continuously review, supervise and administer an investment program for such assets of the Fund, to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested, to provide the Fund with all records concerning the activities of Adviser that the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the discharge of the foregoing responsibilities. Adviser will discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus, any additional operating policies or procedures that the Fund communicates to the Adviser in writing, and applicable laws and regulations. Adviser agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. SECURITIES TRANSACTIONS. Adviser is authorized to select the brokers or dealers that will execute purchases and sales of securities for the WMC Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, except as otherwise permitted by the Board of Trustees of the Fund pursuant to written policies and procedures provided to the Adviser. The Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other Funds in the same Fund Group. Adviser will promptly communicate to the Fund's officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request.

     4. COMPENSATION OF ADVISER. For the services to be rendered by Adviser as provided in this Agreement, the Fund will pay to Adviser at the end of each of the Fund's fiscal quarters, a Basic Fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

                 .250% on the first $500 million of net assets; .200% on the next $250 million of net assets; .150% on the next $250 million of net assets; .100% on net assets in excess of $1 billion.

     The Basic Fee, as provided above, will be increased or decreased by applying a Performance Fee Adjustment (the "Adjustment") based on the investment performance of the WMC Portfolio relative to the investment performance of the Russell 2000 Growth Index (the "Index"). The investment performance of the WMC Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The Adjustment applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE OF THE           PERFORMANCE FEE ADJUSTMENT AS A
    WMC PORTFOLIO VS. BENCHMARK                      PERCENTAGE OF BASIC FEE*
    ---------------------------                     ------------------------
    Trails by -12% or more                              -0.50 x Basic Fee
    Trails by more than -6% up to -12%                  -0.25 x Basic Fee
    Trails/Exceeds by -6% through 6%                    -0.00 x Basic Fee
    Exceeds by more than 6% but less than 12%           +0.25 x Basic Fee
    Exceeds by 12% or more                               +0.50 x Basic Fee

    ---------------------------
     * For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     4.1. OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The Index will not be fully operable as the sole performance index used to determine the Adviser's Adjustment until the quarter ending July 31, 2003. Until that date, the Adviser's Adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the "Prior Index") as follows.

     (a) QUARTER ENDING OCTOBER 31, 2000. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ending July 31, 2000, with that of the Index for the quarter ending October 31, 2000.

     (b) QUARTER ENDING JANUARY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ending July 31, 2000, with that of the Index for the two quarters ending January 31, 2001.

     (c) QUARTER ENDING APRIL 30, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ending July 31, 2000, with that of the Index for the three quarters ending April 30, 2001.

     (d) QUARTER ENDING JULY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ending July 31, 2000, with that of the Index for the four quarters ending July 31, 2001.

     (e) QUARTER ENDING OCTOBER 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ending July 31, 2000, with that of the Index for the five quarters ending October 31, 2001.

     (f) QUARTER ENDING JANUARY 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ending July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (g) QUARTER ENDING APRIL 30, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ending July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (h) QUARTER ENDING JULY 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for four quarters ending July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (i) QUARTER ENDING OCTOBER 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ending July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (j) QUARTER ENDING JANUARY 31, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ending July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (k) QUARTER ENDING APRIL 30, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ending July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

     (l)  QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     4.2. OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The following special rules will also apply to the Adviser's compensation:

     (a) PORTFOLIO PERFORMANCE. The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" per share at the beginning of the period, will be the sum of:
          (i) the change in the WMC Portfolio's net asset value per share during the period; (ii) the unit value of the Fund's cash distributions from WMC Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the WMC Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the WMC Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     (b) "WMC PORTFOLIO UNIT VALUE." The "WMC Portfolio unit value" will be determined by dividing the total net assets of the WMC Portfolio by a given number of units. Initially, the number of units in the WMC Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio will be adjusted based on the unit value of the WMC Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the WMC Portfolio shall neither be included in the total net assets of the WMC Portfolio nor included in the computation of the WMC Portfolio Unit Value.

     (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     (d) EFFECT OF TERMINATION. In the event of termination of this Agreement, the fees provided in this Agreement will be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     5. REPORTS. The Fund and Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. COMPLIANCE. Adviser agrees to comply with all policies, procedures or reporting requirements that the Board of Trustees of the Fund reasonably adopts and communicates to Adviser in writing, including any such policies, procedures or reporting requirements relating to soft dollar or directed brokerage arrangements.

     7. STATUS OF ADVISER. The services of Adviser to the Fund are not to be deemed exclusive, and Adviser will be free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     8. LIABILITY OF ADVISER. No provision of this Agreement will be deemed to protect Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective on August 1, 2000, and will continue in effect thereafter only so long as such continuance is approved at least annually by votes of the Fund's Board of Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     Provided, however, that (i) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Adviser, (ii) this Agreement will automatically terminate in the event of its assignment, and (iii) this Agreement may be terminated by Adviser on ninety days' written notice to the Fund. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

     10. SEVERABILITY. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

     11. PROXY POLICY. With regard to the solicitation of shareholder votes, the Fund will vote the shares of all securities held by the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this 1ST day of August, 2000.

ATTEST:                                  VANGUARD EXPLORER FUND

By  Melissa Nassar                       By      John J. Brennan
   --------------------                  ------------------------------------
                                          Chairman, CEO and President


ATTEST:                                  WELLINGTON MANAGEMENT company, LLP


By  Michael H. Koonces                   By     Jonathon M. Payson
    -------------------                  ------------------------------------
                                          Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of this 1st day of August, 2000, between VANGUARD EXPLORER FUND, a Delaware business trust (the "Fund"), and GRANAHAN INVESTMENT MANAGEMENT, INC., a Massachusetts Corporation (the "Adviser").

     WHEREAS, the Fund is an open-end, diversified management investment company registered under the 1940 Act, as amended; and

     WHEREAS, the Fund desires to retain Adviser to render investment advisory services to certain assets of the Fund which the Board of Trustees of the Fund determines to assign to Adviser (referred to in this Agreement as the "Granahan Portfolio"), and Adviser is willing to render such services;

     NOW, THEREFORE, this Agreement


                               W I T N E S S E T H

          that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. APPOINTMENT OF ADVISER. The Fund hereby employs Adviser as investment adviser, on the terms and conditions set forth herein, for the assets of the Granahan Portfolio. The Board of Trustees may, from time to time, make additions to, and withdrawals from, the assets of the Fund assigned to Adviser. Adviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Fund employs Adviser to manage the investment and reinvestment of the assets of the Granahan Portfolio, to continuously review, supervise and administer an investment program for such assets of the Fund, to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested, to provide the Fund with all records concerning the activities of Adviser that the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the discharge of the foregoing responsibilities. Adviser will discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus, any additional operating policies or procedures that the Fund communicates to the Adviser in writing, and applicable laws and regulations. Adviser agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. SECURITIES TRANSACTIONS. Adviser is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Granahan Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, except as otherwise permitted by the Board of Trustees of the Fund pursuant to written policies and procedures provided to the Adviser. The Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other Funds in the same Fund Group. Adviser will promptly communicate to the Fund's officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request.

     4. COMPENSATION OF ADVISER. For the services to be rendered by Adviser as provided in this Agreement, the Fund will pay to Adviser at the end of each of the Fund's fiscal quarters, a Basic Fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

                 .300% on the first $500 million of net assets; .200% on the next $250 million of net assets; .150% on the next $250 million of net assets;
                  .100% on net assets in excess of $1 billion.

     The Basic Fee, as provided above, will be increased or decreased by applying a Performance Fee Adjustment (the "Adjustment") based on the investment performance of the Granahan Portfolio relative to the investment performance of the Russell 2000 Growth Index (the "Index"). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The Adjustment applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE OF THE           PERFORMANCE FEE ADJUSTMENT AS A
  GRANAHAN PORTFOLIO VS. BENCHMARK                  PERCENTAGE OF BASIC FEE*
  --------------------------------                  ------------------------

  Trails by -12% or more                            Decrease by .01875%
  Trails by more than -6% up to -12%                Decrease by .009375%
  Trails/Exceeds by -6% through 6%                  No adjustment
  Exceeds by more than 6% but less than 12%         Increase by .009375%
  Exceeds by 12% or more                            Increase by .01875%

  ---------------------------
     * For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     4.1. OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The Index will not be fully operable as the sole performance index used to determine the Adviser's Adjustment until the quarter ending July 31, 2003. Until that date, the Adviser's Adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the "Prior Index") as follows.

          (a) QUARTER ENDING OCTOBER 31, 2000. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ending July 31, 2000, with that of the Index for the one quarter ending October 31, 2000.

          (b) QUARTER ENDING JANUARY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ending July 31, 2000, with that of the Index for the two quarters ending January 31, 2001.

          (c) QUARTER ENDING APRIL 30, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ending July 31, 2000, with that of the Index for the three quarters ending April 30, 2001.

          (d) QUARTER ENDING JULY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ending July 31, 2000, with that of the Index for the four quarters ending July 31, 2001.

          (e) QUARTER ENDING OCTOBER 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ending July 31, 2000, with that of the Index for the five quarters ending October 31, 2001.

          (f) QUARTER ENDING JANUARY 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ending July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

          (g) QUARTER ENDING APRIL 30, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ending July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

          (h) QUARTER ENDING JULY 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for four quarters ending July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

          (i) QUARTER ENDING OCTOBER 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the threequarters ending July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

          (j) QUARTER ENDING JANUARY 31, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ending July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

          (k) QUARTER ENDING APRIL 30, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ending July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

          (l)  QUARTER ENDING JULY 31, 2003. The Index will be fully operable.

     4.2. Other Special Rules Relating to Adviser's Compensation. The following special rules will also apply to the Adviser's compensation:

          (a) PORTFOLIO PERFORMANCE. The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" per share at the beginning of the period, will be the sum of: (i) the change in the Granahan Portfolio's net asset value per share during the period; (ii) the unit value of the Fund's cash distributions from Granahan Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the Granahan Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Granahan Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

          (b) "GRANAHAN PORTFOLIO UNIT VALUE." The "Granahan Portfolio unit value" will be determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Initially, the number of units in the Granahan Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio will be adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Granahan Portfolio shall neither be included in the total net assets of the Granahan Portfolio nor included in the computation of the Granahan Portfolio Unit Value.

          (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

          (d) EFFECT OF TERMINATION. In the event of termination of this Agreement, the fees provided in this Agreement will be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     5. REPORTS. The Fund and Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. COMPLIANCE. Adviser agrees to comply with all policies, procedures or reporting requirements that the Board of Trustees of the Fund reasonably adopts and communicates to Adviser in writing, including any such policies, procedures or reporting requirements relating to soft dollar or directed brokerage arrangements.

     7. STATUS OF ADVISER. The services of Adviser to the Fund are not to be deemed exclusive, and Adviser will be free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     8. LIABILITY OF ADVISER. No provision of this Agreement will be deemed to protect Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

         9. Duration and Termination. This Agreement will become effective on August 1, 2000, and will continue in effect thereafter only so long as such continuance is approved at least annually by votes of the Fund's Board of Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     Provided, however, that (i) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Adviser, (ii) this Agreement will automatically terminate in the event of its assignment, and (iii) this Agreement may be terminated by Adviser on ninety days' written notice to the Fund. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

     10. SEVERABILITY. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

     11. PROXY POLICY. With regard to the solicitation of shareholder votes, the Fund will vote the shares of all securities held by the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this 24th day of July, 2000.

ATTEST:                             VANGUARD EXPLORER FUND

By   Melissa Nassar                 By    John J. Brennan
   -----------------                     --------------------------
                                         Chairman, CEO and President


ATTEST:                             GRANAHAN INVESTMENT MANAGEMENT, INC.


By   Brian S. Granahan              By      John J. Granahan
    ------------------                   --------------------------
                                         John J. Granahan

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of this 1st day of August, 2000, between VANGUARD EXPLORER FUND, a Delaware business trust (the "Fund"), and CHARTWELL INVESTMENT PARTNERS (the "Adviser").

     WHEREAS, the Fund is an open-end, diversified management investment company registered under the 1940 Act, as amended; and

     WHEREAS, the Fund desires to retain Adviser to render investment advisory services to certain assets of the Fund which the Board of Trustees of the Fund determines to assign to Adviser (referred to in this Agreement as the "Chartwell Portfolio"), and Adviser is willing to render such services;

     NOW, THEREFORE, this Agreement


                               W I T N E S S E T H

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. APPOINTMENT OF ADVISER. The Fund hereby employs Adviser as investment adviser, on the terms and conditions set forth herein, for the assets of the Chartwell Portfolio. The Board of Trustees may, from time to time, make additions to, and withdrawals from, the assets of the Fund assigned to Adviser. Adviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Fund employs Adviser to manage the investment and reinvestment of the assets of the Chartwell Portfolio, to continuously review, supervise and administer an investment program for such assets of the Fund, to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested, to provide the Fund with all records concerning the activities of Adviser that the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the discharge of the foregoing responsibilities. Adviser will discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus, any additional operating policies or procedures that the Fund communicates to the Adviser in writing, and applicable laws and regulations. Adviser agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. SECURITIES TRANSACTIONS. Adviser is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Chartwell Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, except as otherwise permitted by the Board of Trustees of the Fund pursuant to written policies and procedures provided to the Adviser. The Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other Funds in the same Fund Group. Adviser will promptly communicate to the Fund's officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request.

     4. COMPENSATION OF ADVISER. For the services to be rendered by Adviser as provided in this Agreement, the Fund will pay to Adviser at the end of each of the Fund's fiscal quarters, a Basic Fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quarter:

                  .40% on the first $250 million of net assets;
                  .30% on the next $250 million of net assets;
                  .20% on net assets in excess of $500 million.

         The Basic Fee, as provided above, will be increased or decreased by applying a Performance Fee Adjustment (the "Adjustment") based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Russell 2000 Growth Index (the "Index"). The investment performance of the Chartwell Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The Adjustment applies as follows:

     CUMULATIVE 36-MONTH PERFORMANCE OF THE      PERFORMANCE FEE ADJUSTMENT AS A
       CHARTWELL PORTFOLIO VS. BENCHMARK             PERCENTAGE OF BASIC FEE*
       ---------------------------------             ------------------------

         Trails by -12% or more                             -0.20 x Basic Fee
         Trails by more than -6% up to -12%                 -0.10 x Basic Fee
         Trails/Exceeds by -6% through 6%                   -0.00 x Basic Fee
         Exceeds by more than 6% but less than 12%          +0.10 x Basic Fee
         Exceeds by 12% or more                             +0.20 x Basic Fee

         ---------------------------
     * For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     4.1. OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The Index will not be fully operable as the sole performance index used to determine the Adviser's Adjustment until the quarter ending July 31, 2003. Until that date,
the  Adviser's   Adjustment   will  be  determined
by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the "Prior Index") as follows.


          (a) QUARTER ENDING OCTOBER 31, 2000. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ending July 31, 2000, with that of the Index for the quarter ending October 31, 2000.

          (b) QUARTER ENDING JANUARY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ending July 31, 2000, with that of the Index for the two quarters ending January 31, 2001.

          (c) QUARTER ENDING APRIL 30, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ending July 31, 2000, with that of the Index for the three quarters ending April 30, 2001.

          (d) QUARTER ENDING JULY 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ending July 31, 2000, with that of the Index for the four quarters ending July 31, 2001.

          (e) QUARTER ENDING OCTOBER 31, 2001. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ending July 31, 2000, with that of the Index for the five quarters ending October 31, 2001.

          (f) Quarter Ending January 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ending July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

          (g) Quarter Ending April 30, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ending July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

          (h) Quarter Ending July 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for four quarters ending July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

          (i) Quarter Ending October 31, 2002. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ending July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

          (j) QUARTER ENDING JANUARY 31, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ending July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

          (k) QUARTER ENDING APRIL 30, 2003. The Adviser's Adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ending July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

          (l)  QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     4.2. OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The following special rules will also apply to the Adviser's compensation:

          (a) PORTFOLIO PERFORMANCE. The investment performance of the Chartwell Portfolio for any period, expressed as a percentage of the "Chartwell Portfolio unit value" per share at the beginning of the period, will be the sum of: (i) the change in the Chartwell Portfolio's net asset value per share during the period; (ii) the unit value of the Fund's cash distributions from Chartwell Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the Chartwell Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Chartwell Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

          (b) "CHARTWELL PORTFOLIO UNIT VALUE." The "Chartwell Portfolio unit value" will be determined by dividing the total net assets of the Chartwell Portfolio by a given number of units. Initially, the number of units in the Chartwell Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Chartwell Portfolio, the number of units of the Chartwell Portfolio will be adjusted based on the unit value of the Chartwell Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Chartwell Portfolio shall neither be included in the total net assets of the Chartwell

               Portfolio nor included in the computation of the Chartwell Portfolio Unit Value.

          (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

          (d) EFFECT OF TERMINATION. In the event of termination of this Agreement, the fees provided in this Agreement will be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     5. REPORTS. The Fund and Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. COMPLIANCE. Adviser agrees to comply with all policies, procedures or reporting requirements that the Board of Trustees of the Fund reasonably adopts and communicates to Adviser in writing, including any such policies, procedures or reporting requirements relating to soft dollar or directed brokerage arrangements.

     7. STATUS OF ADVISER. The services of Adviser to the Fund are not to be deemed exclusive, and Adviser will be free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     8. LIABILITY OF ADVISER. No provision of this Agreement will be deemed to protect Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective on August 1, 2000, and will continue in effect thereafter only so long as such continuance is approved at least annually by votes of the Fund's Board of Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     Provided, however, that (i) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Adviser, (ii) this Agreement will automatically terminate in the event of its assignment, and (iii) this Agreement may be terminated by Adviser on ninety days' written notice to the Fund. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," a "vote of a majority of the outstanding voting securities" will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

     10. SEVERABILITY. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

     11. PROXY POLICY. With regard to the solicitation of shareholder votes, the Fund will vote the shares of all securities held by the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this 1st day of August, 2000.

ATTEST:                             VANGUARD EXPLORER FUND

By       Melissa Nassar             By       John J. Brennan
   -----------------------------          -----------------------------
                                             Chairman, CEO and President


ATTEST:                             CHARTWELL INVESTMENT PARTNERS

By       LuAnn Molina               By       Edward N. Antoian
   -----------------------------           -----------------------------